THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase
____ shares

                    Warrant to Purchase Common Stock

                                   of

                          CELGENE CORPORATION


      THIS CERTIFIES that ________________________________ or any subsequent ("Holder") hereof, has the right to purchase from CELGENE CORPORATION, a Delaware corporation (the "Company"), not more than ____ fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), at a price of $ 11.50 per share, subject to adjustment as provided below (the "Exercise Price"), at any time on or before 5:00 p.m., Atlanta, Georgia time, on [two year from date of issuance.]

      The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

      1.    Date of Issuance.

      This Warrant shall be deemed to be issued on __________________.

      2.    Exercise.

      (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Celgene Corporation, 7 Powder Horn Drive, Warren, New Jersey 07059, Attention:
Secretary, Telephone (908) 271-1001, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form attached as Exhibit A ("Exercise Form") by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

      (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company within five (5) business days thereafter. The original Warrant and Exercise Form must be received within 5 business days of the Date of Exercise, or the Exercise Form may, at the Company's option, be considered void. Alternatively, the date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

      (c) Cancellation of Warrant. This Warrant shall be canceled upon its Exercise, and, as soon as practical after the Date of Exercise, the Holder hereof shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise, and if this Warrant is not exercised in full, the Holder shall be entitled to receive a new Warrant or Warrants (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

      (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to have become the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such Warrant. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company.

      3.    Payment of Warrant Exercise Price.

      Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

      (i) Cash Exercise: cash, certified check or cashiers check or wire transfer; or

      (ii) Cashless Exercise: surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                              X = Y (A-B)/A

where:      X = the number of shares of Common Stock to be issued to Holder.

Y = the number of shares of Common Stock for which this Warrant is being exercised.

A = the Market Price of one share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average closing price of the Common Stock for the five trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the average Closing on such exchange. If the Common Stock is/was not traded during the five trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five trading day period.

B = the Exercise Price.

      It is intended that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued, for purposes of Rule 144(d)(3)(ii).

      4.    Transfer and Registration.

      (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, wholly or in part, in person or by attorney, upon surrender of this Warrant properly endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and the Holder of this Warrant shall be entitled to receive a new Warrant or Warrants as to the portion hereof retained.

      (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitute "Registrable Securities" under that certain Registration Rights Agreement dated on or about March 1, 1996 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

      5.    Anti-Dilution Adjustments.

      (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon Exercise of this Warrant after the record date for the determination of Holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is Exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been Exercised immediately prior to such record date (taking into account any proportionate adjustment to the Exercise Price).

      (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon Exercise of this Warrant shall be adjusted, in direct proportion to the adjustment in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be proportionately adjusted.

      (c) Distributions. If the Company shall at any time distribute to Holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such Exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been Exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board in its discretion) and the denominator of which is such Exercise Price.

     (d) Notice of Consolidation or Merger. If the Company shall at any time consolidate or merge with any other corporation or transfer all or substantially all of its assets, then the Company shall deliver written notice to the Holder of such merger, consolidation or sale of assets at least ten (10) days prior to the closing of such merger, consolidation or sale of assets and this Warrant shall terminate and expire immediately prior to the closing of such merger, consolidation or sale of assets.

     (e) Exercise Price Defined. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in this Warrant until the occurrence of an event stated in subsection (a) or (b) of this Section 5 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the effect of increasing the total consideration payable upon Exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised.

     (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, the Holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

      6.    Fractional Interests.

      No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, the Holder hereof would be entitled a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

      7.    Reservation of Shares.

      The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for Exercise and payment of the Exercise Price of this Warrant. The Company covenants and agrees that upon Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

      8.    Restrictions on Transfer.

      (a) Registration or Exemption Required. This Warrant and the Common Stock issuable on Exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act. All shares of Common Stock issued upon Exercise of this Warrant shall bear an appropriate legend to such effect, if applicable.

      (b) Assignment. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

      (c) The Warrant and Common Stock issuable upon conversion are intended to be held for investment purposes and not with an intent to distribution, as defined in the Act.

      9.    Benefits of this Warrant.

      Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder of this Warrant.

      10.   Applicable Law.

      This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to conflict of law provisions thereof.

      11.   Loss of Warrant.

      Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      12.   Notice or Demands.

      Notices or demands pursuant to this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or by nationally recognized courier, and addressed, until another address is designated in writing by the Company, to:

                  Celgene Corporation
                  7 Powder Horn Drive
                  Warren, New Jersey  07059
                  Attention: Secretary

Notices or demands pursuant to this Warrant to be given or made by the Company to or on the Holder of this Warrant shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Holder:

      IN WITNESS WHEREOF, this Warrant is hereby executed and effective as of the date set forth below.


      Dated as of ___________________     CELGENE CORPORATION


                                          By: ________________________________
                                          Name:
                                          Title:

                               EXHIBIT A

                             EXERCISE FORM


TO: CELGENE CORPORATION

      The undersigned hereby irrevocably exercises the right to purchase ________ of the shares of Common Stock, par value $.01 per share (the "Common Stock"), of CELGENE CORPORATION, evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of the Warrant.

      The undersigned agrees not to offer, sell, transfer or otherwise dispose of any shares of Common Stock, except in accordance with the provisions of
Section 8 of the Warrant and in compliance with all applicable securities laws, and consents that the following legend may be affixed to the certificates representing shares of Common Stock hereby subscribed for, if such legend is applicable:

      "The securities represented hereby have not been registered under the Securities Act of 1933, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or an opinion of counsel, satisfactory to the Company, that the sale or transfer is pursuant to an exemption to the registration requirements of those securities laws."

      The undersigned requests that such shares of Common Stock be issued, and a replacement warrant representing any unexercised portion of the Warrant be issued, pursuant to the Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below:



      -------------------       ------------------------------------------------
            Date                Signature of Warrant Holder
                                (must correspond exactly to the name as written upon the face of the Warrant)


      -------------------------------------------
      Name of Warrant Holder (Print)


      -------------------------------------------
      Street Address


      -------------------------------------------
      City State Zip Country

                               EXHIBIT B

                               ASSIGNMENT

                (To be executed by the registered Holder
                   desiring to transfer the Warrant)


FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of CELGENE CORPORATION evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.



      ----------------          ------------------------------------------------
            Date                Signature of Warrant Holder
                                (must correspond exactly to the name as written upon the face of the Warrant)


      Fill in for new Registration of Warrant:


      -----------------------------------
      Name

      -----------------------------------
      Street Address

      -----------------------------------
      City, State, Zip        Country